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                                  EXHIBIT 10(y)
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                 EMPLOYEES' STOCK OWNERSHIP AND SAVINGS PLAN OF
                             RURBAN FINANCIAL CORP.



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                 EMPLOYEES' STOCK OWNERSHIP AND SAVINGS PLAN OF
                             RURBAN FINANCIAL CORP.


         WHEREAS, the Employer established the "Employees' Stock Ownership Plan of Rurban Financial Corp." (hereinafter called the "ESOP" or "Plan") which became effective January 1, 1985;

         WHEREAS, the Employer established "The Rurban Financial Corp. Savings Plan and Trust" (hereinafter called the "Savings Plan") which became effective July 1, 1988;

         WHEREAS, the ESOP is designed to invest primarily in Qualifying Employer Securities and is intended to meet the applicable requirements of Sections 401(a), 409 and 4975(e)(7) of the Code;

         WHEREAS, it is desired to amend and restate the ESOP in its entirety effective January 1, 1997 to comply with the provisions of the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997 ; and

         WHEREAS, it is further desired to merge the Savings Plan into the ESOP, change the name of the merged plan to the Employees' Stock Ownership and Savings Plan of Rurban Financial Corp., and to make certain other changes effective January 1, 2000;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other valuable considerations, the Plan shall be amended and restated effective January 1, 1997, except with respect to those provisions of this Plan that have a specific effective date, as follows:

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                                    ARTICLE I
                                   DEFINITIONS


1.01 ACQUIRED SUBSIDIARY. "Acquired Subsidiary" shall mean any organization, corporate or otherwise, which is acquired by purchase, merger, consolidation or any other method, by the holding company.

1.02 ACT. "Act" means Employee Retirement Income Security Act of 1974, as may be amended from time to time.

1.03 ANNUAL COMPENSATION. "Annual Compensation" means, for each Participant, as of the date of determination, his compensation as reported for federal withholding purposes since becoming a Participant.

         Annual Compensation includes a Participant's voluntary reduction in cash consideration made in accordance with an arrangement established by the Employer under Sections 125 and 401(k) of the Code.

         Annual Compensation in excess of $160,000 shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the Annual Compensation limit shall be an amount equal to the Annual Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

         If, in connection with the adoption of this amendment and restatement, the definition of Annual Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, Annual Compensation means compensation determined pursuant to the Plan then in effect.

1.04 BREAK IN SERVICE. "Break in Service" for any Employee occurs in any Plan Year in which such Employee completes fewer than 501 Hours of Service.

         In determining whether a Break in Service has occurred for purposes of eligibility to participate, benefit eligibility and vesting in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

         (1) by reason of the pregnancy of the individual;

         (2) by reason of birth of a child of the individual;

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         (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

         (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         If a Participant incurs a Break in Service, but does not terminate employment, the vested percentage of the value of his ESOP Contributions Account and Matching Contributions Account prior to such Break in Service shall not increase as a result of any subsequent service with the Employer until such Participant completes a Year of Service.

1.05 CODE. "Code" means the Internal Revenue Code of 1986, as amended.

1.06 COMMITTEE. "Committee" shall mean the Administrative Committee as provided in Article XII.

1.07 COMPANY. "Company" means Rurban Financial Corp. Except as otherwise specifically provided in the Plan or Trust agreement, the Company may act for and on behalf of each Employer in any matter pertaining to the Plan or Trust Agreement, and each such act shall be effective and binding to the same extent as if the act were that of any Employer. Any action or determination of the Company under the Plan shall be by its Directors.

1.08 DIRECTORS. "Directors" shall mean the Board of Directors of the Company.

1.09 DISABILITY RETIREMENT DATE. "Disability Retirement Date" shall mean the last day of any month (prior to his Normal Retirement Date) in which a Participant terminates employment because of his Permanent and Total Disability.

1.10 DISTRIBUTION DATE. "Distribution Date" means the first day of each month and such other dates during the Plan Year that are established by the Plan Administrator.

1.11 EARLY RETIREMENT. "Early Retirement" means termination of employment on or after age 55 with six (6) Years of Service.

1.12 EARLY RETIREMENT DATE. "Early Retirement Date" means the last day of the month (prior to Normal Retirement Date) coinciding with or following the date on which a Participant attains age 55 and has completed at least six (6) Years of Service.

1.13 EMPLOYEE. "Employee" means any person employed by the Employer. "Employee" shall not include Leased Employees.

1.14 EMPLOYER OR PARTICIPATING EMPLOYER. "Employer" or "Participating Employer" means the Company, and any Participating Employer listed in Appendix A, and any corporation in which the Company owns 50% or more of the outstanding shares of the stock. Any action or determination of the Employer under the Plan shall be by its Directors.

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1.15 ENTRY DATE. "Entry Date" means the date the Employee becomes a Participant hereunder, pursuant to the eligibility requirements of Section 2.01.

1.16 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.17 ESOP. "ESOP" means an Employee Stock Ownership Plan as defined in Section 4975(e)(7) of the Code.

1.18 HOUR OF SERVICE. "Hour of Service" means:

         (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by either the Company or the Employer for the performance of duties; and

         (b) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by either the Company or the Employer for reasons (such as vacation, sickness, disability, or similar leave of absence) other than for the performance of duties, and for military leaves, Maternity/Paternity Leaves or leaves for jury duty; and

         (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by either the Company or the Employer provided that the same Hours of Service shall not be credited under this subsection (c) and subsections (a) or (b) above, as the case may be.

         Hours of Service computed hereunder shall be computed in accordance with Section 2530.200 b-2 (b) and (c) of the Department of Labor Regulations which is incorporated herein by reference.

         In no event shall more than five hundred and one (501) Hours of Service be credited for any one continuous period of absence during or for which the Employee receives payment for nonperformance of duties whether or not such period occurs in a single computation period.

         For purposes of this Section 1.18, a Maternity/Paternity Leave means absence in accordance with the Employer's or Company's preapproved leave policy which may permit such leaves:

         (a) by reason of the pregnancy of an individual,

         (b) by reason of the birth of a child of an individual,

         (c) by reason of the placement of a child with an individual in connection with the adoption of such child by such individual, or

         (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         The Hours of Service credited under this paragraph shall be credited:

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         (a) in the computation period in which the absence begins if the crediting is necessary in order to give the Participant 501 Hours, or

         (b) in all other cases, in the following computation period.

         If the number of hours which would have been credited cannot be determined, such person shall receive credit for eight (8) Hours of Service per day of such absence.

         For purposes of this Section 1.18, "computation period" shall mean a twelve (12) consecutive month period commencing on the date of an Employee's first Hour of Service with either the Company or the Employer, or any anniversary thereof.

1.19 LEASED EMPLOYEE. "Leased Employee" shall mean a person who is not a common law Employee of the Company or a related Company but who provides services to the Company or related Company and:

         (a) such services are provided pursuant to an agreement (written or oral) between the Company or a related Company, and any other person ("leasing organization),

         (b) such person has performed such services for the Company or a related Company on a substantially full-time basis for a period of at least one year, and

         (c) such services are performed under primary direction or control by the recipient Employer.

         A person shall not be deemed a Leased Employee if (1) such Employee is covered by a money purchase pension plan maintained by a leasing organization providing a nonintegrated employer contribution rate of at least 10% for immediate participation and full and immediate vesting, and (2) Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee within the meaning of Section 414(n)(2) of the Code shall not be eligible to become a Participant in the Plan while a Leased Employee.

1.20 NAMED FIDUCIARY. "Named Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Plan Administrator.

1.21 NORMAL RETIREMENT AGE. "Normal Retirement Age" means age sixty-five (65) or the fifth anniversary of joining the Plan, if later. A Participant's Accounts shall be nonforfeitable upon attaining his Normal Retirement Age.

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1.22 NORMAL RETIREMENT DATE. "Normal Retirement Date" means the first day of the month coinciding with or next following the date on which a Participant attains Normal Retirement Age.

1.23 PARTICIPANT. "Participant" means an Employee who has satisfied the eligibility requirements for participation in the Plan.

1.24 PERMANENT AND TOTAL DISABILITY. "Permanent and Total Disability" means a physical or mental condition of a Participant resulting from a bodily injury or disease or mental disorder which renders him incapable of continuing in the employment of the Employer. The total and permanent disability of any Participant shall be determined by the Plan Administrator, in accordance with uniform principles consistently applied, upon the basis of such evidence as the Plan Administrator deems necessary or advisable.

1.25 PLAN. Prior to January 1, 2000, "Plan" means the Employees' Stock Ownership Plan of Rurban Financial Corp. Effective January 1, 2000, "Plan" means the Employees' Stock Ownership and Savings Plan of Rurban Financial Corp.

1.26 PLAN ADMINISTRATOR. "Plan Administrator" means the Company or such person(s) or entity designated by the Company who is responsible for the administration of the Plan pursuant to the provisions of Article XII.

1.27 PLAN YEAR. "Plan Year" means the 12-month period beginning on January 1 and ending on the following December 31 of each year.

1.28 QUALIFIED ELECTION. "Qualified Election" means a waiver of the lump sum payment to the spouse in the event of death of the Participant. The waiver must be in writing and must be consented to by the Participant's spouse. The Spouse's consent to a waiver must be witnessed by a Plan representative or notary public and must be limited to a benefit for a specific alternate beneficiary (or a specific form of benefit). Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent necessary under this provision will not be valid with respect to any other spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. Any new waiver or change of beneficiary will require a new spousal consent. Any ambiguity in a Participant's death beneficiary designation shall be resolved by the Administrator. The Administrator may direct a Participant to clarify his beneficiary designation and, if necessary, execute a new designation containing such clarification.

1.29 QUALIFYING EMPLOYER SECURITIES. "Qualifying Employer Securities" means any security issued by the Employer or an affiliate thereof which is:

         (a) stock or an equity security, or

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         (b) a bond, debenture, note or certificate, or other evidence of indebtedness which is described in ERISA Section 407(e).

1.30 TRUSTEE. "Trustee" means the original Trustee or any successor Trustee appointed as provided in the Trust Agreement.

1.31 TRUST AGREEMENT. Prior to January 1, 2000, "Trust Agreement" shall mean the Trust Agreement (as it may be amended from time to time) to be known as the "Trust Agreement for Employees' Stock Ownership Plan of Rurban Financial Corp." Effective January 1, 2000, "Trust Agreement" shall mean the Trust Agreement (as it may be amended from time to time) to be known as the "Trust Agreement for Employees' Stock Ownership and Savings Plan of Rurban Financial Corp."

1.32 TRUST FUND. "Trust Fund" means the fund as defined in Section 1 of the Trust Agreement.

1.33 YEAR OF SERVICE. "Year of Service" means the computation period of twelve
(12) consecutive months during which an Employee is credited with at least 1,000 Hours of Service.

         For Plan Years prior to January 1, 2000, for purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a one year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial computation period (or the computation period beginning after a one year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credited with two (2) Years of Service for purposes of eligibility to participate.

         For vesting purposes, the computation period shall be the Plan Year, including periods prior to and subsequent to becoming a Participant. A Participant will be credited with a Year of Service if he or she completes 1,000 Hours of Service during a Plan Year, even though the Participant is not employed for the full twelve-month period.

         Service of an Employee with the Armed Forces of the United States shall be deemed to be service with the Employer for purposes of Sections 2.01 and 5.03, provided the Employee returns to active employment with the Employer within the prescribed time limits during which he retains re-employment rights by law. If such Employee does not return during such period, his employment will be deemed to have been terminated when he entered the Armed Forces.

         An Employee who does not initially meet the eligibility requirements of
Section 2.01 and later becomes a Participant, will have all Years of Service counted for Plan purposes, both prior to and subsequent to becoming a Participant.

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         In the event a terminated Participant is rehired, all Years of Service with either the Company or the Employer shall be counted for purposes of Sections 2.01 and 5.03.

         Employees of an Acquired Subsidiary shall be granted Years of Service credit for purposes of eligibility and vesting, under the conditions and standards of this Section 1.33 for all service which they had with the Acquired Subsidiary.

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                                   ARTICLE II
                                   ELIGIBILITY


2.01     ELIGIBILITY

         Prior to January 1, 2000, an Employee shall be eligible to participate in the Plan on the January 1 or July 1 coinciding with or next following the date the Employee meets all of the following requirements:

         (a) Is credited with one (1) Year of Service;

         (b) has attained age twenty-one (21); and

         (c) is not a Leased Employee

         Effective January 1, 2000, an Employee shall be eligible to participate in the Plan on the January 1, April 1, July 1, or October 1 coinciding with or next following the date the Employee meets all of the following requirements:

         (a) has attained age twenty-one (21); and

         (b) is not a Leased Employee

2.02     ELIGIBILITY UPON RE-EMPLOYMENT

         (a) A former Participant shall become a Participant immediately upon his return to the employ of the Employer if such former Participant had a nonforfeitable right to all or a portion of his Participant's Account at the time of his termination.

         (b) A former Participant who did not have a nonforfeitable right to any portion of his Participant's Account at the time of his termination shall be considered a new Employee, for eligibility purposes, if the number of consecutive one-year Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Service before such Break in Service. Unless such former Participant's Years of Service before his termination may be disregarded, such Participant shall participate immediately.

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                                   ARTICLE III
                                  CONTRIBUTIONS


3.01     EMPLOYER CONTRIBUTIONS

         (a) ESOP CONTRIBUTIONS. For each Plan Year, the Company shall contribute to the Plan such amount as shall be determined by the Company without regard to net profits.

         ESOP Contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code
Section 404. All ESOP Contributions shall be made in cash or in Qualifying Employer Securities or a combination of cash and Qualifying Employer Securities valued at the fair market value as of the date of payment.

         With respect to ESOP Contributions, this Plan is intended to qualify as an employee stock ownership plan under Section 4975(e)(7) of the Code and the regulations thereunder, and is designed to be invested primarily in Qualifying Employer Securities. At any time up to one hundred percent (100%) of the assets in the ESOP Contributions Account may be invested in Qualifying Employer Securities.

         (b) COMPENSATION DEFERRAL CONTRIBUTIONS. Each eligible Participant may elect to defer up to twelve percent (12%) of his Annual Compensation for each pay period that he remains a Participant in accordance with procedures established by the Plan Administrator. The Participant's election shall be made at such time and in such manner as the Plan Administrator shall determine. Said election shall remain in effect until revoked or superseded by a subsequent election pursuant to procedures established by the Plan Administrator.

         Compensation Deferral Contributions shall not be considered as income to the Participant for purposes of Section 61 of the Code. Such contributions shall be deemed as those made by the Employer, subject to the limitations of
Section 7.01.

         Except as provided herein, the Employer shall contribute to the Plan on behalf of the Participant the full amount of the Compensation Deferral Contribution authorized by said Participant. No Participant shall be permitted to have Compensation Deferral Contributions made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year. The Employer shall automatically discontinue Compensation Deferral Contributions for the remainder of the year on behalf of a Participant who reaches this limitation. A Participant may request a distribution of any Excess Deferrals (Compensation Deferral Contributions in excess of the limitation) in accordance with the provisions of Section 6.07 in the event that his Compensation Deferral Contributions to the Plan, when combined with any amounts deferred under any plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceed the limit of Section 402(g) of the Code.

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         Contributions to a Participant's Compensation Deferral Contributions
Account must meet the nondiscrimination requirements of Section 401(k) of the Code pursuant to Section 7.03.

         (c) MATCHING CONTRIBUTIONS. The Employer may make Matching Contributions to the Trust Fund on behalf of Participants who are authorizing Compensation Deferral Contributions. The amount of the Employer's Matching Contributions shall be determined each year by the Board of Directors.

         Contributions to a Participant's Matching Contributions Account must meet the nondiscrimination requirements of Section 401(m) of the Code pursuant to Section 7.04.

3.02 ROLLOVER CONTRIBUTIONS

         The Trustee shall accept transfers on behalf of a Participant from:

         (a) a qualified pension or profit sharing plan maintained by a former employer of the Participant;

         (b) a terminated but previously qualified pension or profit sharing plan maintained by the Employer;

         (c) a "rollover" Individual Retirement Account as that term is defined in Section 408(d)(3)(A)(ii) of the Code.

         Rollover Contributions made pursuant to this Section 3.02 shall be credited to the Participant's Rollover Contributions Account and shall be at all times nonforfeitable.

         The Plan will not accept Rollover Contributions from a defined benefit or defined contribution plan subject to Code Sections 401(a)(11) and 417(a) if this Plan would be required by Code Section 411(d)(6) to preserve any joint and survivor or annuity distribution rights.

3.03 TIME FOR PAYMENT OF CONTRIBUTIONS

         The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for filing of the Employer's federal tax return for the Employer's fiscal year.

         However, Compensation Deferral Contributions shall be paid to the Trustee as of the earliest date on which such contributions are known and can reasonably be segregated from the Employer's general assets. The provisions of Department of Labor Regs. 2510.3-102 are incorporated herein by reference.

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                                   ARTICLE IV
                                   ALLOCATIONS


4.01 PARTICIPANT ACCOUNTS

         Separate Accounts shall be maintained by the Trustee for each Participant as follows:

         (a) ESOP CONTRIBUTIONS ACCOUNT. The amount of the Employer's contribution to the Trust Fund pursuant to Section 3.01(a) and allocated pursuant to Section 4.02, together with such Participant's share of all income, gains, losses and accumulations, shall be credited or debited to each Participant's ESOP Contributions Account.

         (b) COMPENSATION DEFERRAL CONTRIBUTIONS ACCOUNT. Compensation Deferral Contributions authorized by each Participant and contributed by the Employer pursuant to Section 3.01(b) and allocated pursuant to Section 4.02, together with such Participant's share of all income, gains, losses and accumulations, shall be credited or debited to each Participant's Compensation Deferral Contributions Account.

         (c) MATCHING CONTRIBUTIONS ACCOUNT. Matching Contributions made by the Employer pursuant to Section 3.01(c) and allocated pursuant to Section 4.02, together with such Participant's share of all income, gains, losses and accumulations, shall be credited or debited to each Participant's Matching Contributions Account.

         (d) ROLLOVER CONTRIBUTIONS ACCOUNT. Any Rollover Contributions made by a Participant pursuant to Section 3.02 shall be credited to the Participant's Rollover Contributions Account and shall be credited or debited with its share of all income, gains, losses and accumulations.

         (e) PRIOR PLAN ACCOUNT. Amounts transferred from a previous qualified plan of the Employer, together with such Participant's share of all income, gains and accumulations therefrom, shall be credited and losses debited to each Participant's Prior Plan Account. A Participant's Prior Plan Account shall be nonforfeitable at all times.

         The ESOP Contributions Account, Deferral Contributions Account, Matching Contributions Account, Rollover Contributions Account, and Prior Plan Account will sometimes be collectively referred to in this Plan as "Accounts".

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4.02 ANNUAL ALLOCATIONS

         (a) EMPLOYER CONTRIBUTIONS

                  (1) ESOP CONTRIBUTIONS. Effective as of the last day of each Plan Year, any amount contributed by the Employer pursuant to Section 3.01(a) shall be allocated and credited to the ESOP Contributions Account of each eligible Participant. An allocation will be made only if the Participant was employed on the last day of such Plan Year and was credited with at least one thousand (1,000) Hours of Service during such Plan Year, subject to the provisions of Section 8.04 hereof, except that any Participant who becomes Permanently and Totally Disabled, dies or retires during such Plan Year shall receive an allocation.

                  The annual contribution to this ESOP Contributions Account, if any, and the amount of shares released from a suspense account pursuant to Section 10.02, less any amount of shares allocated to Participant ESOP Contributions Accounts pursuant to Section 9.06(b), will be allocated to each Participant in the same proportion as each Participant's Annual Compensation bears to the total Annual Compensation of all Participants.

                  (2) COMPENSATION DEFERRAL CONTRIBUTIONS. Compensation Deferral Contributions made by the Employer on behalf of a Participant pursuant to Section 3.01(b) shall be credited to said Participant's Compensation Deferral Contributions Account.

                  (3) MATCHING CONTRIBUTIONS. Matching Contributions made by the Employer on behalf of a Participant pursuant to Section 3.01(c) shall be credited to said Participant's Matching Contributions Account.

         (b) INVESTMENT GAIN OR LOSS

                  Any net gain or net loss resulting from the operation of the investments of the Trust for such year shall be allocated by the Trustee to the respective Participant's Accounts in proportion to the value of the respective interests in the investments preceding such revaluation. The Trustee may use any reasonable method which the Trustee in his sole discretion determines will fairly allocate earnings, gains or losses and the net value of the Trust to each Participant's Account. Any such procedure must be nondiscriminatory and uniformly applied.

         (c) FORFEITURES

                  Any forfeiture allocable for the current Plan Year, as provided in Section 5.03 shall be allocated to the ESOP Contributions Account of Participants who are otherwise entitled to receive an ESOP Contribution as provided by Plan Section 4.02(a). Such forfeiture shall be allocated and credited to the ESOP Contributions Account of each such Participant as an amount determined in the same proportion that such Participant's Annual Compensation bears to the total Annual Compensation of all Participants.

                  Effective January 1, 2000, forfeitures will be used to reduce Employer contributions for the year in which the forfeiture occurs.

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4.03 DIVIDENDS

         Any cash dividends received by the Trustee on Employer stock allocated to the ESOP Contributions Accounts of Participants (or former Participants or beneficiaries) may be retained in the Participants' applicable ESOP Contributions Accounts, applied to the payment of an ESOP loan pursuant to
Section 9.06, or paid to such participants, former Participants or beneficiaries (in a nondiscriminatory manner) at the sole discretion of the Company; provided that any current payment in cash must be paid to Participants, former Participants or beneficiaries within 90 days after the close of the Plan Year in which the dividend is received by the Trustee. Any such payment of cash dividends on shares of Employer stock shall be accounted for as if the Participant or former Participant receiving such dividends was the direct owner of such shares of Employer stock and such payment shall not be treated as a distribution under the Plan.

4.04 ANNUAL REPORT TO PARTICIPANTS

         The Plan Administrator shall notify each Participant in writing of the financial status of his Accounts as of the last day of each Plan Year and may provide Participants at other times with additional statements as the Plan Administrator may in its sole discretion determine to be appropriate.

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
                                    ARTICLE V
                            BENEFITS TO PARTICIPANTS


5.01 UPON RETIREMENT OR DISABILITY

         When a Participant retires (whether it be at Normal Retirement Date or after Normal Retirement Date) or becomes Permanently and Totally Disabled, the entire interest in his Accounts, including the amount of any additional credit, as finally determined, representing his participation and contributions for the year in which his disability or retirement occurred, shall become nonforfeitable and his Plan participation shall cease. The Plan Administrator, in accordance with the provisions of Section 6.01, shall then direct the Trustee to distribute to such Participant the entire interest in his Accounts, subject to a Qualified Election.

         Late Retirement. A Participant who remains in the employment of the Employer after his Normal Retirement Date shall continue to participate in this Plan. No distribution shall be made to the Participant until his actual retirement, subject to the mandatory commencement of benefit provisions of
Section 6.04.

5.02 UPON DEATH

         Upon the death of a Participant, the entire interest in the Accounts of such Participant, including the amount of any additional credit as finally determined, representing his participation and contributions for the Plan Year in which his death occurs, shall become nonforfeitable and the Plan Administrator, in accordance with the provisions of Section 6.01, shall then direct the Trustee to distribute the entire interest in his Accounts to such Participant's designated beneficiary or beneficiaries, or, if none, as provided in this Section 5.02. The Plan Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the entire interest in the Accounts of such deceased Participant as the Plan Administrator deems desirable and the Plan Administrator's determination shall be conclusive. Such distribution shall be made as soon as administratively feasible following the Participant's death and in accordance with the rules and procedures established by the Plan Administrator.

         Each Participant, by written instrument delivered to the Plan Administrator, shall have the unqualified right to designate and from time to time change the beneficiary or beneficiaries to receive in the event of his death the entire interest in his Accounts.

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                                    Page 15

5.03 UPON TERMINATION OF EMPLOYMENT

         (a) NONFORFEITABLE INTEREST.

                  Prior to January 1, 2000, upon termination of a Participant's employment for any reason other than retirement, death, or being Permanently and Totally Disabled, the Trustee shall, in accordance with the provisions of Section 6.01 and at the instruction of the Plan Administrator, distribute to the Participant the entire interest then constituting his Prior Plan Account which is always nonforfeitable, and the nonforfeitable interest in the remaining portion of his ESOP Contributions Account, based on his Years of Service determined in accordance with the applicable schedule below:

                       YEARS OF                                 NONFORFEITABLE
                        SERVICE                                    INTEREST
                        -------                                    --------
                  Less than 2 years                                    0%
                  2 but less than 3                                   20%
                  3 but less than 4                                   40%
                  4 but less than 5                                   60%
                  5 but less than 6                                   80%
                  6 or more                                          100%

                  Effective January 1, 2000, upon termination of a Participant's employment for any reason other than retirement, death, or being Permanently and Totally Disabled, the Trustee shall, in accordance with the provisions of Section 6.01 and at the instruction of the Plan Administrator, distribute to the Participant the entire interest then constituting his Compensation Deferral Contributions Account, Rollover Contributions Account, and Prior Plan Account, which are always nonforfeitable, and the nonforfeitable interest in his ESOP Contributions Account and Matching Contributions Account, based on his Years of Service determined in accordance with the applicable schedule below:

                       YEARS OF                                 NONFORFEITABLE
                        SERVICE                                    INTEREST
                        -------                                    --------
                   Less than 3 years                                   0%
                       3 or more                                     100%

                  A Participant shall always be 100% vested at his Normal Retirement Age, death, or Permanent and Total Disability.

                  In the event the nonforfeitable interest schedule is hereafter amended, or the nonforfeitable interest schedule of an existing plan is amended by the Plan, then any Participant who has completed at least three (3) Years of Service on the later of the date the amendment is adopted, or the date the amendment is effective may elect, in writing, beginning on the date the Plan amendment is adopted and ending on the latest of:

--------------------------------------------------------------------------------
                                    Page 16

                  (1) his termination of employment,

                  (2) the date which is 60 days after the day the Plan amendment is adopted,

                  (3) the date which is 60 days after the day the Plan amendment becomes effective, or

                  (4) the date which is 60 days after the day the Participant is issued written notice of the Plan amendment by the Plan Administrator, to have his nonforfeitable interest in his Accounts determined without regard to such amendment by notifying the Plan Administrator.

         (b) FORFEITURE.

                  (1) If a Participant terminates service, and the value of his vested Accounts (i) does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) and (ii) has never exceeded $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) at the time of any prior distribution, the Participant will receive a distribution of the value of the entire vested portion of his Accounts and the nonvested portion will be treated as an immediate forfeiture. For years after March 21, 1999 and before December 19, 2001, or such other later date that is established by the IRS or its Commissioner for this rule, clause (ii) shall not apply.

                  (2) If a Participant terminates service and elects to receive, pursuant to Section 6.01, the vested portion of his Accounts, the nonvested portion will be treated as an immediate forfeiture. If the Participant receives a distribution of less than the entire vested portion of his Accounts, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the total value of the vested Accounts.

                  (3) If a Participant receives a distribution pursuant to
         Section 6.01 which is less than the value of the Participant's Account, and resumes employment within the five consecutive Plan Years following the Plan Year in which termination of employment occurs, the Participant's Account will be restored to the amount on the date of distribution only if the Participant repays to the Plan the full amount of the distribution within five (5) years of the Participant's reemployment date.

                  (4) If a Participant does not receive a distribution pursuant to Section 6.01, no forfeiture will occur until the expiration of five consecutive Plan Years following the Plan Year in which termination of employment occurs during which the Participant is not re-employed.

                  If a Participant does not have any nonforfeitable interest in his Accounts, he will be deemed to have received a distribution of the entire vested portion of his Accounts in accordance with the provisions of subparagraph (2) above without having submitted any application for benefits to the Plan Administrator. If such Participant returns to active service with the Employer prior to the expiration of five consecutive Plan Years following the Plan Year in which his termination of employment occurred, said Participant will be deemed to have paid back the distribution and his Accounts will be restored as provided in subparagraph (3) above.

--------------------------------------------------------------------------------
                                    Page 17

5.04 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

         In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it becomes payable, remains unpaid solely by reason of the inability of the Plan Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a forfeiture pursuant to Section 5.03(b). In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

5.05 CERTIFICATION BY PLAN ADMINISTRATOR

         The Plan Administrator shall certify to the Trustee all pertinent facts and information required to determine its proper action in connection with retirement, disability, death and termination of employment of Participants, and the Trustee may rely fully upon information so certified and shall be fully protected in so doing; but in the absence of appropriate certificates as to any such facts or pertinent related facts, the Trustee may rely and act upon other information which it reasonably believes to be true.

--------------------------------------------------------------------------------

                                   ARTICLE VI
                                  DISTRIBUTIONS


6.01 METHOD AND MEDIUM OF PAYMENT

         The distribution of a Participant's nonforfeitable interest in his Accounts shall be made by the Trustee to such Participant or his beneficiaries upon his retirement, disability, death or termination of employment. If the value of the Participant's vested Accounts (i) exceeds $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) or (ii) has ever exceeded $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) at the time of any prior distribution, the Participant or his beneficiaries may elect to receive the full value of his Accounts, in any form of benefit and medium of payment provided by this Section. For years after March 21, 1999 and before December 19, 2001, or such other later date that is established by the IRS or its Commissioner for this rule, clause (ii) shall not apply. Such distribution shall be made in one or any combination of the following methods as such Participant or beneficiary may request subject to a Qualified Election and the requirements of Section 6.02, and the ESOP Contributions Account distribution requirements of
Section 6.03:

                  (a) In one sum; or

                  (b) In periodic distributions.

         However, if the value of the Participant's vested Accounts (i) does not exceed $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) and (ii) has never exceeded $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) at the time of any prior distribution, the Plan Administrator shall require a distribution of the value of the entire vested portion of the Participant's Accounts. For years after March 21, 1999 and before December 19, 2001, or such other later date that is established by the IRS or its Commissioner for this rule, clause (ii) shall not apply.

6.02 COMMENCEMENT OF BENEFITS

         (a) Except as otherwise provided in this Section 6.02, distribution of the vested value of a Participant's Accounts by the method or methods selected in accordance with this Article, shall be made or commenced by the Trustee (in accordance with the written directions of the Committee) within sixty (60) days after the Participant's date of termination of employment if the Participant has accumulated at least 20 Years of Service, Normal Retirement Date, Early Retirement Date, Late Retirement Date, Permanent and Total Disability or death. A Participant who meets the service requirement for Early Retirement upon termination of employment and who is entitled to receive a vested benefit will commence to receive his vested benefit upon satisfaction of the age requirement.

         (b) Each Participant who is entitled to a distribution by reason of termination of employment prior to retirement by reason of severance, may receive a lump sum distribution of

--------------------------------------------------------------------------------
the value of his Accounts following the end of the Plan Year in which such Participant incurs a one year Break in Service.

         (c) In the event that a distribution specified under Section 6.02(a) is made before the end of the Plan Year, the most recent valuation will be used for determining the cash out value of shares of Employer stock.

         (d) In the event that the valuation of the Plan's assets cannot be completed within the sixty (60) day period specified in Section 6.02(a), the distribution of the vested value of a Participant's Account shall be deferred until such time as a complete valuation will have been made which reflects the appropriate Plan Year end.

         (e) Effective January 1, 2000, distribution will be made as soon as administratively feasible following the applicable Distribution Date and in accordance with the rules and procedures of the Plan Administrator.

         (f) If any portion of a Participant's Accounts is to be distributed pursuant to this Section 6.02 over a period of years, such portion shall be distributed in substantially equal installments over such number of years as shall not exceed:

                  (1) A period certain not extending beyond the life expectancy of the Participant, or

                  (2) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated beneficiary.

6.03 SPECIAL ESOP DISTRIBUTION REQUIREMENTS

         This Section 6.03 shall apply to distributions of the portion of a Participant's Account that is attributable to Qualified Employer Securities and shall not act to eliminate any alternative form or time of distribution otherwise available under the Plan.

                  (a) TIME OF DISTRIBUTION. Notwithstanding any other provision of this Plan, other than such provisions as require the consent of the Participant and the Participant's spouse to a distribution where the value of his Accounts (i) exceeds $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) and (ii) has ever exceeded $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) at the time of any prior distribution (for years after March 21, 1999 and before December 19, 2001, or such other later date that is established by the IRS or its Commissioner for this rule, clause (ii) shall not apply), a Participant may elect to have the portion of his Account attributable to Qualifying Employer Securities acquired by the Plan after December 31, 1986 distributed as follows:.

                           (1) If the Participant separates from service by
                  reason of the attainment of Normal Retirement Age, death or Permanent and Total Disability, the distribution of such portion of the Participant's Account will begin not later than one year after the close of the Plan Year in which such event occurs unless the Participant otherwise elects pursuant to
                  Section 6.01.

--------------------------------------------------------------------------------
                                    Page 20

                           (2) If the Participant separates from service for any
                  reason other than those enumerated in paragraph (1) above, and is not re-employed by the Employer at the end of the fifth Plan Year following the Plan Year of such separation from service, distribution of such portion of the Participant's Account will begin not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separated from service unless the Participant otherwise elects pursuant to Section 6.01.

                           (3) If the Participant separates from service for a
                  reason other than those described in paragraph (1) above, and is employed by the Employer as of the last day of the fifth Plan Year following the Plan Year of such separation from service, distribution to the Participant, prior to any subsequent separation from service, shall be in accordance with Plan Section 6.01.

         For purposes of determining when a distribution of Qualifying Employer Securities will occur, the Participant's Account shall be deemed not to include any Qualifying Employer Securities acquired with the proceeds of a loan described in Article X until the close of the Plan Year in which such loan is repaid in full. At that date, those Qualifying Employer Securities that had been acquired with a loan shall be subject to the distribution rules of this Section.

                  (b) FORM OF DISTRIBUTION. Distributions may be made either in whole shares of Employer stock or in cash as the Plan Administrator shall decide, provided that any distribution in cash shall only be made after a Participant has been offered the right to receive such distribution in shares of Employer stock. In the event the distribution is to be made in Employer stock, any cash balance in a Participant's ESOP Contributions Account will be applied to acquire for distribution the maximum number of whole shares of Employer stock at the applicable value. Any fractional share value unexpended balance will be distributed in cash. If the Employer stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until Employer Stock is acquired and then make such distribution. The Trustee will make distribution from the Trust Fund only on instructions from the Plan Administrator.

                  (c) PERIOD FOR PAYMENT. Unless the Participant otherwise elects under the provisions of Section 6.01, distributions required under this Section 6.03 shall be made in substantially equal annual payments over a period of:

                           (i) five years, or

                           (ii) in the case of a Participant with an Account
                  balance in excess of $500,000, five years plus one additional year (but not more than five additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000.

                  The dollar amounts specified in (ii) above shall be subject to adjustment by the Secretary of the Internal Revenue Service.

                  In no event shall such distribution period exceed the period permitted in Section 401(a)(9) of the Code.

--------------------------------------------------------------------------------
                                    Page 21

6.04 MANDATORY COMMENCEMENT OF BENEFITS

         Unless the Participant elects otherwise, distribution hereunder shall commence not later than the sixtieth (60th) day after the end of the Plan Year in which the later of the following events occurs:

                  (a) The Participant attains age sixty-five (65);

                  (b) The tenth (10th) anniversary of the year in which the Participant commences participation in the Plan; or

                  (c) The Participant terminates his employment with the Employer.

         If the Participant's entire interest is to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually, however, the life expectancy of a non-spouse beneficiary may not be recalculated. If the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that more than 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         Anything above to the contrary notwithstanding, distributions of a Participant's benefits must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 in accordance with the minimum distribution requirements of Section 401(a)(9) of the Code. Effective for Plan Years beginning after January 1, 1997, in the case of a Participant who is not a 5-percent owner, the required beginning date for minimum distributions is April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires from employment with the Employer. Additionally, for a Participant (other than a 5-percent owner) who attained age 70-1/2 in 1996, but who had not retired from employment by December 31, 1996, the required beginning date for minimum distributions is the April 1 of the calendar year following the calendar year in which the Participant retires from employment with the Employer.

         For purposes of this minimum distribution, the Participant may elect prior to the date of the first required distribution not to have his life expectancy and his spouse's life expectancy recalculated annually. Such election shall be irrevocable once made, and shall apply for all subsequent Plan Years. The Participant and his spouse shall have the right to separately elect as to whether each wants his life expectancy recalculated, and the election of one shall not affect the election of the other. In the event that either the Participant or his spouse fails to make an election, the life expectancy of each shall be recalculated annually.

--------------------------------------------------------------------------------
                                    Page 22

         All distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations.

         The mandatory commencement of distribution to a Participant or beneficiary pursuant to this Section, shall not apply provided (i) that prior to January 1, 1984, or such other date permitted by law, a Participant (including Key Employees) who had an Account balance under this Plan as of December 31, 1983 made a written designation providing for the commencement of distributions at a later date, and (ii) further providing for a method of distribution of the benefit which satisfy the provisions of Code Section 401(a)(9) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 (including rules relating to incidental death benefits). Any written designation, if made, shall be binding upon the Plan Administrator.

6.05 DISTRIBUTIONS AFTER DEATH OF A PARTICIPANT

         If a Participant dies before any of his interest in the Plan has been distributed, the Participant's interest shall be distributed in one of the following methods:

                  (a) The entire interest of the Participant shall be distributed no later than December 31 of the calendar year which contains the fifth (5th) anniversary of the date of the Participant's death, regardless of who is to receive the distribution.

                  (b) If the distribution is to be made to a designated beneficiary, the distribution of a Participant's interest shall commence not later than December 31 of the calendar year immediately following the calendar year in which the Participant died, and payments shall occur over a period not extending beyond the life expectancy of such designated beneficiary. If distribution is to be made to the Participant's surviving spouse, distributions must commence on or before the later of: 1) December 31 of the calendar year immediately following the calendar year in which the Participant died, or 2) December 31 of the calendar year in which the Participant would have attained age 70-1/2. Such distributions shall occur over a period not extending beyond the life expectancy of such designated beneficiary.

         A Participant or his spouse or designated beneficiary, may elect the method of distribution described in subparagraph (b) above. Such election must be made no later than the earlier of 1) the date which distribution would have to occur according to the provisions of subparagraph (a) above; or 2) the date which distribution would have to occur according to the provisions of subparagraph (b) above. As of such date, the election is irrevocable and shall apply for all subsequent years and any subsequent beneficiaries. If no such election is made, distribution shall be made in accordance with subparagraph (a) above.

         If the Participant spouse dies before the distributions to such spouse begin, the payment of the Participant's interest shall be made as if the surviving spouse were the Participant. The Plan may not require a surviving spouse to begin receiving benefits prior to the time the deceased Participant would have attained Normal Retirement Age, except where the present value of the nonforfeitable benefit does not exceed $5,000 and has never exceeded $5,000 at the time of any prior distribution.

--------------------------------------------------------------------------------
                                    Page 23

         If distribution of the Participant's interest has begun at the time of such Participant's death, distribution may be made for a term certain at least as rapidly as under the method of distribution used prior to the death of the Participant.

6.06 INSTALLMENTS AND DEFERRED DISTRIBUTIONS

         (a) Where, in accordance with the provisions of this Article, all or any part of any distribution is to be made in installments, the Committee may direct the Trustee to segregate and deposit cash of the Trust Fund to provide for such installments in one or more savings accounts in banking or savings institutions (one of which accounts may be in the Trustee's savings department).

         (b) Such segregated savings accounts shall be credited with interest at the savings account interest rates of each depository, and such interest shall be added to the amount distributable. Such accounts shall be a segregated part of the Trust Fund and shall be subject to all provisions of the Plan and Trust Agreement, except that such accounts shall not be included in the valuation of the Trust nor in the determination of the balances of Participant Accounts for the purpose of allocation of Trust income or loss.

6.07 DISTRIBUTION OF EXCESS DEFERRALS

         Notwithstanding any other provision of this Plan, Excess Deferrals and income attributable thereto shall be distributed no later than the April 15th following the calendar year in which the Participant claims Excess Deferrals. The Participant's claim must be in writing; must be submitted to the Plan Administrator no later than March 1 of the calendar year following the calendar year of the Excess Deferrals; must specify the amount of the Participant's Excess Deferrals for the preceding calendar year; and must be accompanied by a written statement of the Participant that if such amounts are not distributed, the Excess Deferrals, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceed the limit imposed on the Participant by Section 402(g) of the Code for the calendar year in which the contributions were made. The Plan Administrator shall have the authority to use such other procedures as it determines necessary or appropriate to verify the existence and amount of Excess Deferrals, subject to the limitation that such procedures be nondiscriminatory and consistently applied.

         The Excess Deferrals distributed to a Participant with respect to a calendar year shall be adjusted for income and, if there is a loss allocable to the Excess Deferrals, shall in no event be less than the lesser of the Participant's Compensation Deferral Contributions Account under the Plan or the Participant's Compensation Deferral Contributions for the calendar year.

         For purposes of this Section 6.07, "Excess Deferrals" means the amount of a Participant's Compensation Deferral Contributions to this Plan which the Participant claims, pursuant to the procedure outlined above, to be in excess of the amount allowable under Section 402(g) of the Code.

--------------------------------------------------------------------------------
                                    Page 24

6.08     RESTRICTIONS ON DISTRIBUTIONS OF COMPENSATION DEFERRAL CONTRIBUTIONS

         Compensation Deferral Contributions may not be distributed from this Plan prior to the earlier of:

                  (a) retirement, separation from service, death or disability of the Participant;

                  (b) attainment of age 59-1/2 by the Participant;

                  (c) termination of the Plan without establishment of a successor plan;

                  (d) sale of substantially all of the assets of the Employer to an entity that is not an affiliated employer; or

                  (e) upon the sale of a subsidiary of the Employer to an entity that is not an affiliated employer, only Participants who are employed by such subsidiary may receive a distribution of their Compensation Deferral Contributions Account.

6.09 RIGHT TO HAVE ACCOUNTS TRANSFERRED

         By notice to the Plan Administrator, a Participant entitled to a distribution shall have the right to have the nonforfeitable portion of his Accounts transferred to another plan and trust which is qualified under Section 401(a) of the Code and is a tax-exempt trust under the provisions of Section 501(a) of the Code or to an Individual Retirement Account as provided under
Section 408 of the Code.

6.10 DIRECT PLAN TO PLAN TRANSFERS

         Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (a) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in

--------------------------------------------------------------------------------
                                    Page 25
the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         (d) Direct rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

--------------------------------------------------------------------------------
                                    Page 26

                                   ARTICLE VII
                    LIMITATION ON CONTRIBUTIONS AND BENEFITS


7.01 LIMITATION OF BENEFITS

         (a) DEFINITIONS:

                  The following definitions shall apply for purposes of this
         Section 7.01:

                  (1) "Annual Addition." Annual Addition means for each Plan Year the sum of the following amounts credited to a Participant's Accounts for the Limitation Year under all Defined Contribution Plans maintained by the Employer:

                           (A) Employer contributions;

                           (B) Voluntary Employee Contributions;

                           (C) Forfeitures; and

                           (D) Any amounts allocated to an individual medical
                  account (as defined in Section 415(l)(2) of the Code) which is part of any pension or annuity plan maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan. Amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date which are attributable to post retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan. These amounts are treated as Annual Additions but are not subject to the 25% of Compensation limit.

                  The Annual Addition for any Limitation Year beginning prior to January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition.

                  Rollover Contributions made by the Participant pursuant to
         Section 3.02 shall not be taken into account in computing Annual Additions.

                  (2) "Compensation." Compensation means a Participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), but excluding the following:

                           (A) Employer contributions to a plan of deferred
                  compensation which are not included in the Employee's gross income for the taxable year in which contributed, Employer contributions under a simplified employee pension plan to the extent such

--------------------------------------------------------------------------------
                                    Page 27
                  contributions are deductible by the Employee or any distributions from a plan of deferred compensation;

                           (B) Amounts realized from the exercise of a
                  nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (C) Amounts realized from the sale, exchange or other
                  disposition of stock acquired under a qualified stock option; and

                           (D) Other amounts which received special tax benefits
                  or contributions made by the Employer (whether or not under a salary reduction agreement and whether or not the amounts are actually excludable from the gross income of the Employee).

                  For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this Article, Compensation paid or made available during such limitation year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125 or 457.

                  (3) "Defined Contribution Plan." Defined Contribution Plan means a pension plan or profit sharing plan which provides for an individual account for each Participant and for benefits based solely upon the amount contributed to the Participant's account and any income, expenses, gains, losses and any forfeitures of accounts of other Participants which may be allocated to such Participant's account.

                  (4) "Limitation Year." Limitation Year means the Plan Year.

         (b) LIMITATION ON ANNUAL ADDITIONS:

                  Any other provision of this Plan to the contrary notwithstanding, the maximum Annual Addition allocated to the Accounts of any Participant under the Plan and any other Defined Contribution Plan maintained by the Employer or the Company may not exceed the lesser of:

                  (1) Thirty Thousand Dollars ($30,000), as adjusted under Code
         Section 415(d), or

                  (2) Twenty-five per cent (25%) of the Participant's Compensation for the Limitation Year.

         If, as a result of a reasonable error in estimating a Participant's Compensation, the allocation of forfeitures, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, or under other limited facts and circumstances as may be provided under the Regulations to Section 415 of the Code, the Annual Addition exceeds the maximum under this and any other defined contribution plan maintained by the Employer, the

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                                    Page 28

Trustee shall make the adjustments by returning to the Participant his Compensation Deferral Contributions (plus attributable earnings) for such year. If after such reduction, the maximum Annual Addition limitation is still exceeded, an amount attributable to the Employer's contribution for the current Plan Year necessary to reduce the Annual Addition to the maximum Annual Addition shall be held in a separate account, shall be utilized as a contribution of the Employer for the next succeeding Plan Year and shall be accounted for accordingly by the Trustee. Any such sums held in suspense shall not share in the gains or losses of the Trust Funds.

         If no more than one-third of the Employer contributions to the Plan for a year which are deductible under paragraph (9) of Code Section 404(a) are allocated to Highly Compensated Employees (within the meaning of Code Section 414(q)), the limitations imposed by this Section shall not apply to --

                  (a) forfeitures of Qualifying Employer Securities (within the meaning of Code Section 409) if such securities were acquired with the proceeds of a loan (as described in Code Section 404(a)(9)(A)), or

                  (b) Employer contributions to the Plan which are deductible under Code Section 404(a)(9)(B) and charged against the Participant's Account.

         The amount of any qualified gratuitous transfer (as defined in Code
Section 664(g)(1)) allocated to a Participant for any limitation year shall not exceed the limitations imposed by this Section, but such amount shall not be taken into account in determining whether any other amount exceeds the limitations imposed by this Section.

         (c) LIMITATION OF BENEFITS UNDER ALL PLANS:

         This Section applies only to Plan Years beginning prior to January 1, 2000.

         Where an Employee is a Participant under the Plan and a defined benefit plan maintained or previously maintained by the Employer, the sum of the defined contribution fraction and the defined benefit fraction for any Limitation Year may not exceed 1.0 as computed under the terms and conditions as set forth under
Section 415(e) of the Code.

         For purposes of computing the defined contribution fraction for any Limitation Year, the numerator shall be the sum of the Annual Additions to the Participant's Accounts during such Limitation Year and for all prior Limitation Years, and the denominator shall be the lesser of:

                  (1) the product of 1.25 multiplied by the maximum permissible dollar amount under Section 415(c)(1)(A) of the Code for such year and for all prior years, or

                  (2) the product of 1.4 multiplied by the maximum permissible percentage of compensation contributed under Section 415(c)(1)(B) of the Code for such year and for all prior years.

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                                    Page 29

                  For purposes of computing the defined benefit plan fraction for any Limitation Year, the numerator shall be the Participant's projected annual benefit under the defined benefit plan as of the end of the Limitation Year and the denominator shall be the lesser of:

                  (1) the product of 1.25 multiplied by the maximum permissible dollar amount of benefit in effect under Section 415(b)(1)(A) of the Code for such year, or;

                  (2) the product of 1.4 multiplied by the maximum permissible percentage of compensation limitation of the amount of benefit in effect under Section 415(b)(1)(B) of the Code for such year.

                  If the Defined Contribution Plans and the Defined Benefit Plans in which an Employee is a Participant satisfy the requirements of
         Section 415 of the Code in effect for all Limitation Years beginning prior to January 1, 1987, where necessary, an amount shall be subtracted from the numerator of the defined contribution fraction (not to exceed such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and the defined contribution fraction computed under Section 415(e)(1) of the Code does not exceed 1.0 for such Limitation Year.

7.02 DEFINITIONS

         (a) The following definitions shall apply for purposes of Sections 7.03, 7.04, and 7.05:

                  (1) Actual Contribution Percentage. "Actual Contribution Percentage" means the average (expressed as a percentage) of the Actual Contribution Ratios of either the Highly Compensated Employee or Non-Highly Compensated Employee group.

                  (2) Actual Contribution Ratio. "Actual Contribution Ratio" means the ratio (expressed as a percentage) of the Participant's Employee Contributions and Employer Matching Contributions to the Plan for the Plan Year (and any other plan which is aggregated with the Plan for purposes of meeting the nondiscrimination requirements of Section 401(m) of the Code) to the Participant's Compensation for the Plan Year. The Actual Contribution Ratio of a Participant who is eligible, but neither makes Employee Contributions nor receives Employer Matching Contributions is zero.

                  (3) Actual Deferral Percentage. "Actual Deferral Percentage" means the average (expressed as a percentage) of the Actual Deferral Ratios of either the Highly Compensated Employee or Non-Highly Compensated Employee group.

                  (4) Actual Deferral Ratio. "Actual Deferral Ratio" means the ratio (expressed as a percentage) of the Participant's Elective Deferrals for the Plan Year to the Participant's Compensation for the Plan Year. At the option of the Plan Administrator, Qualified Matching Contributions and/or Qualified Nonelective Contributions may be included for purposes of determining each Participant's Actual Deferral Ratio. The Actual Deferral Ratio of a Participant who is eligible, but has no Elective Deferrals, Qualified Employer Matching Contributions or Qualified Nonelective Contributions is zero.

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                                    Page 30

                  (5) Compensation. "Compensation" means Annual Compensation as defined in Plan Section 1.03.

                  (6) Elective Deferrals. "Elective Deferrals" means any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferrals is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any salary reduction simplified employee pension as described in Code Section 408(k)(6), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction arrangement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

                  (7) Employee Contributions. "Employee Contributions" means any contributions to the Plan (and any other plan which is aggregated with the Plan for purposes of meeting the nondiscrimination requirements of
         Section 401(m) of the Code) that are designated or treated as after-tax Employee contributions and are allocated to a separate account to which attributable earnings and losses are allocated.

                  (8) Excess Contributions. "Excess Contributions" means, with respect to any Plan Year, the excess of (i) the aggregate amount of Employer contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over (ii) the maximum amount of such contributions permitted under the limits determined in accordance with Section 7.03.

                  (9) Excess Aggregate Contributions. "Excess Aggregate Contributions" means the excess of: 1) the Employee Contributions and Matching Contributions and Elective Deferrals and Qualified Nonelective Contributions treated as Matching Contributions actually made by or on behalf of a Highly Compensated Employee or Family Group for such Plan Year, over; 2) the maximum amount of such contributions permitted under the limits determined in accordance with Section 7.04.

                  (10) Highly Compensated Employee. "Highly Compensated Employee" means an Employee who: (1) was a 5-percent owner at any time during the year or the preceding year, or (2) for the preceding year had Compensation from the Employer in excess of $80,000. The $80,000 amount is adjusted at the same time and in the same manner as under
         Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

                           For this purpose the applicable year of the Plan for
                  which a determination is being made is called a determination year.

                           A Highly Compensated Former Employee is based on the
                  rules applicable to determining highly compensated employee status as in effect for that determination year, in

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                                    Page 31
                  accordance with Section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-75.

                           In determining whether an Employee is a Highly
                  Compensated Employee for years beginning in 1997, the amendments to Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

                           In determining who is a Highly Compensated Employee
                  (other than as a 5-percent owner) the Employer makes a calendar data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

                  (11) Matching Contributions. "Matching Contributions" means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer. A contribution made by the Employer in order to meet the Top Heavy minimum contribution requirements of Article VIII may not be treated as a Matching Contribution.

                  (12) Non-Highly Compensated Employee. "Non-Highly Compensated Employee" means any Employee who is not a Highly Compensated Employee.

                  (13) Qualified Matching Contributions. "Qualified Matching Contributions" means Matching Contributions that are fully vested at the time of contribution and are subject to the withdrawal restrictions of Code Section 401(k)(2)(B).

                  (14) Qualified Nonelective Contributions. "Qualified Nonelective Contributions" means Employer contributions, other than Elective Deferrals, Qualified Matching Contributions, and Matching Contributions, that are fully vested at the time of contribution and are subject to the withdrawal restrictions of Code Section 401(k)(2)(B).

7.03 NONDISCRIMINATION REQUIREMENTS FOR COMPENSATION DEFERRAL CONTRIBUTIONS

         (a) ACTUAL DEFERRAL PERCENTAGE TEST. In no event shall the Actual Deferral Percentage of Participants who are Highly Compensated Employees exceed the Actual Deferral Percentage of the Participants who are Non-Highly Compensated Employees by more than the greater of:

                  (1) 125% of the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees, or

                  (2) The lesser of 200% of the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees or 2 percentage points higher than the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees.

                  For purposes of this Section, the Actual Deferral Percentage for both the Highly Compensated Employee group and Non-Highly Compensated Employee group shall be based on prior year data. Any change from the prior year testing method to the current year testing method

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                                    Page 32
shall be made pursuant to Internal Revenue Service Notice 98-1, Section VII (or superseding guidance), the provisions of which are incorporated herein by reference.

         (b) EXCESS CONTRIBUTIONS. Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the Actual Deferral Percentage for the year in which the excess arose, beginning with the Highly Compensated Employee(s) with the largest amount of such Employer contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amount arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts.

                  Income or loss attributable to Excess Contributions allocated to each Participant shall be determined in the same proportion that the amount of the Participant's Elective Deferrals distributed bears to the balance of his appropriate Account.

                  The distribution of Excess Contributions and income may be made without the consent of the Participant or his spouse, and shall be considered as income to the Participant for purposes of Section 61 of the Code.

         (c) SPECIAL RULES.

                  (1) In the event that the Plan satisfies the requirements of Sections 401(k), 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with the Plan, then this Section 7.03 shall be applied by determining the Actual Deferral Ratios of all eligible Participants as if all such plans were a single plan. Plans may be aggregated under this paragraph (c)(1) only if they have the same Plan Year. Notwithstanding the above, for Plan Years beginning on and after January 1, 1997, if two or more plans which include cash or deferred arrangements are permissively aggregated under Regulation 1.410(b)-7(d), all plans permissively aggregated must use either the prior year testing method or the current year testing method for the testing year.

                  (2) For purposes of this Section 7.03, the Actual Deferral Ratio for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible for Elective Deferrals under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Company or the Employer shall be determined as if all such contributions were made under a single plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain

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                                    Page 33
         plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

7.04 NONDISCRIMINATION REQUIREMENTS FOR MATCHING CONTRIBUTIONS

         (a) ACTUAL CONTRIBUTION PERCENTAGE TEST. In no event shall the Actual Contribution Percentage of Participants who are Highly Compensated Employees exceed the Actual Contribution Percentage of the Participants who are Non-Highly Compensated Employees by more than the greater of:

                  (1) 125% of the Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees, or

                  (2) The lesser of 200% of the Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees or 2 percentage points higher than the Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees.

         For purposes of this Section, the Actual Contribution Percentage for both the Highly Compensated Employee group and the Non-Highly Compensated Employee group shall be based on prior year data. Any change from the prior year testing method to the current year testing method shall be made pursuant to Internal Revenue Service Notice 98-1, Section VII (or superseding guidance), the provisions of which are incorporated herein by reference.

         (b) EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the Actual Contribution Percentage for the year in which the excess arose, beginning with the Highly Compensated Employee(s) with the largest amount of such Employer contributions and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amount arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts.

         Income or loss attributable to Excess Aggregate Contributions allocated to each Participant shall be determined in the same proportion that the amount of the Participant's Employee Contributions or Matching Contributions distributed bears to the balance of his appropriate Account.

         The distribution of Excess Aggregate Contributions and income may be made without the consent of the Participant or his spouse, and shall be considered as income to the Participant, except to the extent of Employee Contributions distributed, for purposes of Section 61 of the Code.

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                                    Page 34

         (c) SPECIAL RULES.

                  (1) In the event that the Plan satisfies the requirements of Sections 401(m), 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with the Plan, then this Section 7.04 shall be applied by determining the Actual Contribution Ratios of all eligible Participants as if all such plans were a single plan. Plans may be aggregated under this paragraph (c)(1) only if they have the same Plan Year. Notwithstanding the above, for Plan Years beginning on and after January 1, 1997, if two or more plans which include cash or deferred arrangements are permissively aggregated under Regulation 1.410(b)-7(d), all plans permissively aggregated must use either the prior year testing method or the current year testing method for the testing year.

                  (2) For purposes of this Section 7.03, the Actual Contribution Ratio for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible for Elective Deferrals under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Company or the Employer shall be determined as if all such contributions were made under a single plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

7.05 MULTIPLE USE OF THE ALTERNATIVE TEST

         (a) DEFINITIONS

                  (1) Multiple use of the Alternative Test means that the conditions described in Plan Section 7.05(b) exist.

                  (2) The Alternative Test means the nondiscrimination limitations of Code Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) as provided in Plan Sections 7.03(a)(2) and 7.04(a)(2).

         (b) MULTIPLE USE OF THE ALTERNATIVE TEST

                  (1) Multiple use of the Alternative Test exists if all of the conditions of this paragraph are satisfied:

                           (a) One or more Highly Compensated Employees of the
                  Employer are eligible employees in both a cash or deferred arrangement subject to Section 401(k) and a plan maintained by the Employer subject to Section 401(m).

                           (b) The sum of the Actual Deferral Percentage of the
                  entire group of eligible Highly Compensated Employees under the arrangement subject to Section 401(k) and the

--------------------------------------------------------------------------------
                                    Page 35

                  Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees under the Plan subject to Section 401(m) exceeds the aggregate limit of paragraph 7.05(b)(2).

                           (c) The Actual Deferral Percentage of the entire
                  group of eligible Highly Compensated Employees under the arrangement subject to Section 401(k) of the Code exceeds the amount described in Section 401(k)(3)(A)(ii)(I) of the Code.

                           (d) The Actual Contribution Percentage of the entire
                  group of eligible Highly Compensated Employees under the arrangement subject to Section 401(m) of the Code exceeds the amount described in Section 401(m)(2)(A)(i) of the Code.

                  (2) For purposes of this Section, the aggregate limit is the greater of:

                           (a) The sum of:

                                    (i) 1.25 times the greater of the relevant
                           Actual Deferral Percentage or the relevant Actual Contribution Percentage, and

                                    (ii) Two percentage points plus the lesser
                           of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage. In no event, however, may this amount exceed twice the lesser of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage; or

                           (b) The sum of:

                                    (i) 1.25 times the lesser of the relevant
                           Actual Deferral Percentage or the relevant Actual Contribution Percentage, and

                                    (ii) Two percentage points plus the greater
                           of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage. In no event, however, may this amount exceed twice the greater of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage.

         (c) CORRECTION OF MULTIPLE USE

                  (1) If multiple use of the alternative limitation occurs with respect to two or more plans or arrangements maintained by an Employer, it must be corrected by reducing the Actual Deferral Percentage or Actual Contribution Percentage of Highly Compensated Employees in the manner described in Plan Section 7.05(c)(2). Alternatively, at the Employer's option, the Employer may eliminate the multiple use of the alternative limitation by making Qualified Nonelective Contributions. The Actual Deferral Percentages and Actual Contribution Percentages of the Highly Compensated Employees are determined after any corrections required to meet the Actual Deferral Percentage Test and Actual Contribution Percentage Test and are deemed to be the maximum permitted under such tests for the Plan Year.

                  (2) The Employer may elect to reduce either the Actual Deferral Ratios or the Actual Contribution Ratios of the Highly Compensated Employees affected.

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                                    Page 36

                  (3) The amount of the reduction of the Actual Deferral Percentage of the entire group of Highly Compensated Employees eligible in the arrangement subject to Code Section 401(k) is calculated in the manner described in Plan Section 7.03(b) or the amount of the reduction of the Actual Contribution Percentage of the entire group of Highly Compensated Employees eligible in the plan subject to Code Section 401(m) is calculated in the manner described in Plan Section 7.04(b), so that there is no multiple use of the alternative limitation. The Employer may elect to reduce the Actual Deferral Ratios or the Actual Contribution Ratios, as designated in the plan, either for all Highly Compensated Employees under the plan or arrangements subject to reduction or for only those Highly Compensated Employees who are eligible in both the plan subject to Code Section 401(k) and the plan subject to Code Section 401(m).

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                                    Page 37

                                  ARTICLE VIII
                              TOP HEAVY PROVISIONS


8.01 DEFINITIONS

         The following definitions shall apply for purposes of this Article
VIII:

                  (a) "Aggregation Group." Aggregation Group means a group of Plans including:

                           (1) Each plan of the Employer in which a Key Employee
                  is a Participant; and

                           (2) Each other Plan of the Employer which enables the
                  Plan described in (a) above to meet the nondiscrimination requirements of Code Section 401(a)(4) or the minimum participation requirements of Code Section 410; and

                           (3) At the option of the Employer, any other Plan
                  maintained by the Employer as long as the expanded Aggregation Group including such plan or plans continues to satisfy the coverage rules of Section 410 and the anti-discrimination rules of Section 401(a)(4) of the Code.

                  (b) "Determination Date." Determination Date shall mean the last day of the Plan Year preceding the Plan Year which is being tested for Top Heavy status. In the first Plan Year, the Determination Date shall mean the last day of the Plan Year which is being tested for Top Heavy status.

                  (c) "Key Employee." Key Employee means any Employee, former Employee, or beneficiary of such Employees, who at any time during the Plan Year or the four (4) preceding Plan Years is:

                           (1) An officer of the Employer having Annual
                  Compensation from the Employer greater than 50% of the Section 415(b)(1)(A) dollar limit,

                           (2) One of 10 employees having Annual Compensation
                  from the Employer of more than the limitation in effect under
                  Section 415(c)(1)(A) of the Code, and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in the Employer. However if two Employees have the same ownership interest in the Employer, the Employee having the greater Annual Compensation shall be treated as having the larger interest,

                           (3) A 5% owner of the Employer, or

                           (4) A 1% owner of the Employer having an Annual
                  Compensation from the Employer of more than $150,000.

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                                    Page 38

                  For purposes of determining the top 10 owners, 5% owners, or 1% owners, ownership is determined without regard to the aggregation rules of Sections 414(b), (c), and (m) of the Code.

                  For purposes of determining Key Employees, no more than 50 Employees (or, if lesser, the greater of 3 or 10 percent of the Employees) shall be treated as officers and for purposes of determining the number of officers taken into account, Employees described in
         Section 414(q)(8) shall be excluded.

                  (d) "Non-Key Employee." Non-Key Employee means any Employee who is not a Key Employee. Non-Key Employees include Employees who are former Key Employees.

                  (e) "Valuation Date." Valuation Date means

                           (1) the last day of the Plan Year.

8.02 DETERMINATION OF TOP HEAVY STATUS

         The plan will be considered Top Heavy if, as of the Determination Date, the present value of cumulative accrued benefits under the Plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the Plan for all Employees. In determining the ratio of accrued benefits for Key Employees to all other Employees, the Plan Administrator shall use the procedure as outlined in Section 416(g) of the Code which is incorporated herein by reference. For this purpose, all Employer contributions, and forfeitures shall be taken into account in determining the contribution percentage made on behalf of any Key Employee. In determining whether the Plan is considered Top Heavy, all plans within the Aggregation Group will be utilized for the calculation.

         Solely for the purpose of determining if the Plan, or any other plan included in the Aggregation Group, is Top Heavy the accrued benefit of an Employee other than a Key Employee shall be determined under:

                  (a) The method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or the Company, or

                  (b) If there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

         The present value of cumulative accrued benefits of a Participant who has not been credited with an Hour of Service for the Employer maintaining the Plan during the five (5) year period ending on the Determination Date will be disregarded for purposes of this Article VIII.

8.03 COMBINATION OF DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN

         In the event the Plan is deemed to be Top Heavy, the defined benefit and defined contribution fraction set forth in Section 7.01(c) will be calculated by substituting 1.0 for 1.25. If

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                                    Page 39
a non-Key Employee participates in this Plan and a defined benefit plan which are both Top Heavy, the minimum contribution requirement for this Plan and the minimum benefit requirement for the defined benefit plan, pursuant to Section 416 of the Code, will be satisfied if such Participant is provided with a contribution to the Plan equal to 5% of Annual Compensation.

8.04 MINIMUM CONTRIBUTION

         In the event that the Plan in aggregation with any other Defined Contribution Plans of the Employer is determined to be Top Heavy, the Participants who are non-Key Employees will be eligible for a minimum contribution for such Plan Year. This minimum contribution, which shall be allocated to the Accounts of Participants who are non-Key Employees, will be contributed to this Plan in an amount equal to 3% of Annual Compensation or if less, the largest contribution percentage of Annual Compensation provided on behalf of any Key Employee. The minimum contribution required by this Section
8.04 shall be made on behalf of such Participants who are employed as of the last day of the Plan Year regardless of the number of Hours of Service credited to each Participant for such Plan Year and regardless of such Participant's level of Annual Compensation. In the event the highest rate allocated to a Key Employee for a year in which the Plan is Top Heavy is less than 3%, amounts contributed as a result of a salary reduction agreement shall be included in determining contributions made on behalf of Key Employees. If this minimum contribution is provided by another Defined Contribution Plan of the Employer, then this Section 8.04 will not apply to this Plan. If part of this minimum contribution is provided by another Defined Contribution Plan of the Employer, then the balance of the minimum contribution shall be provided by this Plan. For purposes of this Section 8.04, "Annual Compensation" means compensation as defined in Section 7.01(a)(2).

8.05 MINIMUM VESTING

         Prior to January 1, 2000, in the event the Plan is determined to be Top Heavy, each Participant shall have a nonforfeitable interest in his Accounts at least equal to the following schedule:

                       YEARS OF                                 NONFORFEITABLE
                        SERVICE                                    INTEREST
                        -------                                    --------
                  Less than 2 years                                    0%
                  2 but less than 3                                   20%
                  3 but less than 4                                   40%
                  4 but less than 5                                   60%
                  5 but less than 6                                   80%
                  6 or more                                          100%
                  Normal Retirement Age                              100%

On and after January 1, 2000, in the event the Plan is determined to be Top Heavy, each Participant shall have a nonforfeitable interest in his Accounts at least equal to the following schedule:

--------------------------------------------------------------------------------
                                    Page 40

                       YEARS OF                                 NONFORFEITABLE
                        SERVICE                                    INTEREST
                        -------                                    --------
                   Less than 3 years                                   0%
                       3 or more                                     100%

                  Normal Retirement Age                              100%

Irrespective of this provision, the above schedule shall not apply where the nonforfeitable interest in the Participant's Accounts under Section 5.03 would be greater.

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                                    Page 41

                                   ARTICLE IX
                            SPECIAL ESOP REQUIREMENTS


9.01 VOTING EMPLOYER STOCK

         All Employer stock in the ESOP Contributions Account of each Participant shall be voted by the Trustee in accordance with instructions received from the Plan Administrator. The Trustee shall not exercise its power to vote any Employer stock for which it has not received instructions.

         Each Participant shall be entitled to direct the Plan as to the manner in which voting rights of Employer securities which are allocated to the ESOP Contributions Accounts of such Participant are to be exercised with respect to a corporate matter which (by law or charter) involves the voting of such stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or any similar transaction prescribed in regulations.

9.02 APPRAISAL OF EMPLOYER STOCK

         If the Employer stock is not readily tradable on an established securities exchange, annually, as of the last day of the Plan Year, the Employer shall have made an appraisal of the Employer stock by a person who customarily makes such appraisals and who is independent of the Plan or the Employer.

         The Employer, in its sole discretion or if necessary to comply with legal requirements, may have other interim valuations performed. For all purposes, except with regard to a transaction between the Plan and a party-in-interest or if otherwise required by law, the most recent valuation shall be used.

         For all transactions between the Plan and a party-in-interest as that term is defined in section 3(14) of ERISA, the value of the Employer stock must be determined as of the date of the transaction. In the event of such transaction, an independent appraisal of the Employer stock as of the date of the transaction shall be made by a person who customarily makes such appraisals and who is independent of the Plan or the Employer.

         Any appraisals made shall be performed in a manner which will meet all ERISA and Code requirements.

9.03 DIVERSIFICATION OF INVESTMENTS

         (a) DEFINITIONS.

                  (1) "Qualified Participant" means a Participant who has attained age fifty-five (55) and who has completed at least ten (10) years of participation in the Plan.

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                                    Page 42

                  (2) "Qualified Election Period" means the six (6) Plan Year period beginning with the later of: a) the Plan Year in which the Participant first becomes a Qualified Participant, or b) the first Plan Year beginning after December 31, 1986.

         (b) ELECTION BY QUALIFIED PARTICIPANTS. Each Qualified Participant may elect as provided at Section 9.03(d) with respect to twenty-five percent (25%) of the value of the Participant's Account attributable to Employer Stock which was acquired by the Plan after December 31, 1986, within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Plan as to the investment of fifty percent (50%) of the value of his Account.

         (c) METHOD OF DIRECTING INVESTMENT. The Participant's direction shall be provided to the Plan Administrator in writing; shall be effective no later than 90 days after the close of the Plan Year to which the direction applies; and shall specify which, if any, of the options set forth in subsection (d) below the Participant selects.

         (d) INVESTMENT OPTIONS.

                  (1) At the election of the Qualified Participant, the Plan shall distribute (notwithstanding Section 409(d) of the Code) the portion of the Participant's ESOP Contributions Account that is covered by the election within 90 days after the last day of the period during which the election can be made. Such distribution shall be subject to such requirements of the Plan concerning put options as would otherwise apply to a distribution of Qualifying Employer Securities from the Plan. This Section 9.03(d)(1) shall apply notwithstanding any other provision of the Plan other than such provisions as require the consent of the Participant to a distribution where the value of his Account (i) exceeds $5,000 ($3,500 for Plan Years beginning prior to August 6,
         1997) or (ii) has ever exceeded $5,000 ($3,500 for Plan Years beginning prior to August 6, 1997) at the time any prior distribution. For Years after March 21, 1999 and before December 19, 2001, or such other date that is established by the IRS or its Commissioner for this rule, clause (ii) shall not apply. If the Participant does not consent, such amount shall be retained in this Plan.

                  (2) In lieu of distribution under Section 9.03(d)(1), the Qualified Participant who has the right to receive a cash distribution under Section 9.03(d)(1) may direct the Plan to invest the portion of the Participant's ESOP Contributions Account that is covered by the election in any of the investment options offered by this Plan for investment of Deferral Contributions, provided that such investments do not include Qualifying Employer Securities to a substantial degree. Such transfer shall be made no later than ninety (90) days after the last day of the period during which the election can be made.

9.04 RIGHT OF FIRST REFUSAL

         For any period during which Employer stock is not publicly traded, distribution of any portion of a Participant's ESOP Contributions Account in the form of Employer stock may, as determined by the Company, be subject to a "right of first refusal", until such time as such shares

--------------------------------------------------------------------------------
                                    Page 43
are publicly traded. Such a "right" shall provided that prior to any subsequent transfer, the shares must first be offered by written offer to the Company, and then, if refused by the Company, to the Trust. The selling price and other terms under the right must be no less favorable to the seller than the greater of the fair market value of the shares of Employer stock or the price and other terms offered by a prospective bona fide purchaser making a good faith offer in writing. The Company may exercise the right of first refusal at any time during a period not exceeding fourteen (14) days after receipt of the written offer. In the event the Company does not accept such offer, the Trustee, at the direction of the Plan Administrator, may accept such offer at any time during said fourteen (14) days period. As used in this Section, unless otherwise required by the Code or applicable law, the term "transfer" shall include all transfers whether by sale, by gift, as a result of death or otherwise.

9.05 REDEMPTION OF EMPLOYER STOCK - PUT OPTION

         For any period during which Employer stock is not publicly traded, with regard to any Employer stock distributed to a Participant from his ESOP Contributions Account, the Participant or his beneficiary, donee or heir shall have the option to require the Employer to redeem the stock within fifteen (15) months of the date of distribution. The shares of stock shall be redeemed at the value established as of the last day of the Plan Year prior to the exercise of the option. Payment by the Employer may be in a lump sum or in installments.

         The Employer, or the Plan if the Plan so elects, shall repurchase the Qualifying Employer Securities as follows:

                  (a) If the distribution constitutes a Total Distribution, payment of the fair market value of a Participant's ESOP Contributions Account shall be made in five substantially equal annual payments. The first installment shall be paid not later than 30 days after the Participant exercises the put option. The Plan will pay a reasonable rate of interest and provide adequate security on amounts not paid within 30 days.

                  (b) If the distribution does not constitute a Total Distribution, the Participant shall be paid an amount equal to the fair market value of the Qualifying Employer Securities repurchased no later than 30 days after the Participant exercises the put option.

         For purposes of this Section 9.05, "Total Distribution" means a distribution to a Participant or a Participant's beneficiary of the entire ESOP Contributions Account within one tax year of the recipient.

         The Plan shall not be obligated to, but may elect to assume the rights and obligations of the Employer with regard to the exercise of the option. The Employer shall notify the Plan within five days of its receipt of notice of the exercise of an option under this Section 9.05. The Plan then shall have a reasonable time, not to exceed fifteen (15) days, of its intention to assume the rights and obligations of the Employer with regard to the option.

--------------------------------------------------------------------------------
                                    Page 44

         The option provided for in this Section 9.05 shall not be restricted by any loan to the Plan or to the Employer or by any other arrangement, including the terms of the Employer's Articles of Incorporation, unless required by applicable state law.

9.06 DIVIDENDS

         (a) The Company may direct that dividends paid with respect to Qualifying Employer Securities acquired with an ESOP loan described in Code
Section 404(a)(9) be used to make payments on the loan used to acquire the Employer securities.

         (b) If the Company elects to deduct pursuant to Code Section 404(k) the dividends used as described in Plan Section 9.06(a), Employer securities with a fair market value of not less than the amount of such dividend shall be allocated to such Participant for the year in which such dividend would have been allocated to such Participant's Account. Such Employer securities used to replace dividend value shall be taken from those securities released from the suspense account pursuant to Plan Section 10.02(d).

9.07 NONTERMINABLE RIGHTS

         The provisions of this Section IX shall continue to be applicable to shares of Employer stock even if the Plan ceases to be an ESOP within the meaning of Section 4975(e)(7) of the Code.

9.08 VALUATION OF THE FUND

         The assets of the Fund shall be valued at fair market value as of the end of each Plan Year and at such other time as the Plan Administrator may direct. The Accounts of each Participant shall then be adjusted by apportioning the Fund, including income, as thus revalued, among Participants' Accounts in proportion to the value of their respective interests in the Fund immediately preceding such revaluation. In making such valuation of the Fund, the Trustee may rely upon the annual appraisal of the Employer stock prepared pursuant to
Section 9.02.

9.09 ADDITIONAL REQUIREMENTS

         (a) The Plan shall not be obligated to acquire Employer stock from a particular security holder at any indefinite time determined upon the happening of an event such as the death of the holder.

         (b) An exempt loan shall not be used to purchase key man life insurance.

         (c) If Company stock acquired with the proceeds of an exempt loan available for distribution consists of more than one class, a distributee must receive substantially the same proportion of each such class.

         (d) Assets attributable to Qualifying Employer Securities acquired by the Plan in a sale to which section 1042 applies (section 1042 securities) cannot accrue for the benefit of the

--------------------------------------------------------------------------------
                                    Page 45
persons specified in section 409(n). Also, the section 1042 securities acquired by the Plan cannot be allocated directly or indirectly under any qualified plan of the Employer.

         Allocations of section 1042 securities cannot be made during the nonallocation period to any taxpayer who makes a section 1042 election, or to anyone who is related to the taxpayer within the meaning of section 267(b), unless the lineal descendant exception applies. This exception provides that an allocation of section 1042 shares to a relative of the taxpayer who made the section 1042 election is not prohibited if he or she is a lineal descendant of the taxpayer, and the amount allocated to all such lineal descendants during the nonallocation period does not exceed five percent of the Qualifying Employer Securities held by the Plan attributable to a sale under section 1042 by a person related to such descendants (within the meaning of section 267(c)(4)).

         The nonallocation period is the period beginning when the securities are sold to the Plan pursuant to section 1042, and ends on the later of 1) 10 years after the date of sale, or 2) if the Plan borrowed money to purchase the section 1042 securities, the date this indebtedness is repaid.

         Allocations of section 1042 securities also cannot be made, at any time, to a person who owns, after the application of section 318(a), more than 25 percent of 1) any class of outstanding stock of the corporation which issued the Qualifying Employer Securities or of any corporation which is a member of the same controlled group, or 2) the total value of any class of outstanding stock of such a corporation. Section 318(a) is applied to the "25 percent ownership of any class of stock" test without regard to the employee trust exception in 318(a)(2)(B)(i).

         A person is not treated as a 25 percent shareholder if he or she fails the limitation at any time in the one-year period ending on the date of the sale to the Plan, or the date the securities are allocated to participants in the Plan.

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                                    Page 46

                                    ARTICLE X
                                   EXEMPT LOAN


10.01 DEFINITION OF EXEMPT LOAN

         An Exempt Loan is a direct loan of cash, a purchase money transaction, an assumption of the obligation of the Plan, or a guarantee of the obligation of the Plan assumed in conjunction with one of the above between the Plan and a disqualifying person as defined in Code Section 4975(e)(2).

10.02 REQUIREMENTS FOR AN EXEMPT LOAN

         Any Exempt Loan entered into by the Plan shall meet the following requirements:

                  (a) The loan shall primarily be for the benefit of Participants. The rate of interest shall be reasonable and the net effect of the rate of interest and the price of the securities to be acquired with the loan shall be such that Plan assets would not be depleted. The loan shall be made only upon such terms as would result from arm's length negotiations between the Plan and independent third parties.

                  (b) The proceeds received shall be used only to acquire Qualifying Employer Securities, to repay the loan or to repay a prior exempt loan.

                  (c) The loan shall be made without recourse against the general assets of the Plan. The collateral shall consist only of securities acquired with the proceeds of the loan, or securities acquired with proceeds of a prior exempt loan if the prior exempt loan is being paid with proceeds of the current exempt loan. There shall be no right of any lender to the Plan against assets of the Plan other than collateral given for the loan, contributions made to the Plan to meet the obligations of the loan, and earnings attributable to collateral and investment of the contributions made to meet the obligations of the loan. In the event of default, the amount of Employer stock transferred to the lender in satisfaction of a default cannot exceed the amount of such default. In the case of a default in favor of a Party-in-interest, the default shall only be to the extent of current payments due.

                  (d) Payments made by the Plan to repay an exempt loan shall not exceed an amount equal to contributions and earnings received during or prior to the year minus such payments in prior years. The Employer stock purchased with the proceeds of the loan shall be held in a suspense account until the stock is released from the suspense account and allocated to the Participants' ESOP Contributions Accounts. Stock released from the suspense account must be equal to an amount calculated by multiplying the amount of encumbered stock by the fraction of the principal and interest paid for the Plan Year divided by the sum of the principal and interest paid for the Plan Year plus principal and interest for all future years. Any encumbered stock released from the suspense account must be allocated to Participant's Accounts in shares of stock or other non-monetary units rather than by dollar amounts.

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                                    Page 47

                  (e) The Employer stock acquired with the proceeds of an exempt loan shall not be subject to any option other than the option provided for in Plan Section 9.05 or a buy-sell or similar arrangement or a right of first refusal as described in Plan Section 9.04 when the stock is held by or distributed from the Plan whether or not the Plan ceases to be an ESOP or the exempt loan is fully repaid.

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                                    Page 48

                                   ARTICLE XI
                            AMENDMENT OR TERMINATION


11.01 AMENDMENT

         The Employer reserves the right, at any time and from time to time, to amend in whole or in part either retroactively or prospectively any or all of the provisions of the Plan without the consent of any Participant or his beneficiaries hereunder. Such amendment shall be stated either in an instrument executed by the Employer in the same manner and form as the Plan or in a Directors resolution and upon the execution thereof, the Plan shall be deemed to have been amended in the manner therein set forth and the Employer and all Participants and their beneficiaries shall be bound thereby; provided, however, that no amendment:

                  (a) Shall authorize, cause or permit any part of the Trust Fund (other than such part as is required to pay taxes and administrative expenses) to be used or diverted to purposes other than the exclusive benefit of the Participants, former Participants or their beneficiaries or estates.

                  (b) Shall have the effect of vesting in the Employer any interest in or control over any policies of insurance purchased hereunder or over any part of the Trust Fund subject to the terms of the Plan.

                  (c) Shall affect the rights, duties or responsibilities of the Trustee without its consent.

                  (d) Shall have any retroactive effect so as to deprive any Participant of his nonforfeitable interest already accrued, or eliminate an optional form of benefit, except only that any amendment may be made retroactive which is necessary to conform the Plan to mandatory provisions of Federal or State law, regulations or rulings.

         The Employer may unilaterally amend the Plan without Trustee consent. Such amendments, however, must be provided to the Trustee by the Employer.

11.02 PLAN TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS

         The Employer shall have the right, at any time, to terminate the Plan. Upon such termination, or any partial termination, the entire interest of each Participant's Accounts shall become nonforfeitable. Upon the discontinuance of the Employer's contributions or suspension thereof on other than a temporary basis, the entire interest of each Participant's Accounts shall become nonforfeitable. Any unallocated funds existing at the time of such termination or discontinuance shall be allocated to the then Participants in the same manner as Employer contributions under Section 4.02(a)(2).

         In the event the Employer terminates the Plan but does not terminate the Trust Fund, the Trustee, in its sole discretion, may either continue to maintain and administer the Trust Fund or

--------------------------------------------------------------------------------
                                    Page 49
terminate the same. No termination of the Plan shall have the effect of vesting in the Employer any interest in or control over any part of the Trust Fund.

         Distributions upon Plan termination shall be made in accordance with the provisions of Article VI.

11.03 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

         The Plan may be merged, consolidated or its assets or liabilities transferred to any other plan provided each Participant would receive a benefit immediately after such merger, consolidation or transfer, if the successor plan then terminated, which is equal to or greater than the benefit he would have received immediately prior to such merger, consolidation or transfer if the Plan were to have terminated on such date.

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                                    Page 50

                                   ARTICLE XII
                            ADMINISTRATIVE COMMITTEE


12.01 APPOINTMENT, RESIGNATION, REMOVAL

         The Directors shall appoint an Administrative Committee to manage and administer the Plan. The Committee shall be the Plan Administrator and named fiduciary of the Plan. The Committee shall consist of not fewer than three members who may, but need not, be Participants, directors, officers, stockholders or Employees of the Employer. The members of the Committee may be removed by the Directors at any time, with or without cause or notice. Upon the death, resignation, removal or inability to serve of any member of the Committee, as now or hereafter constituted (and of such inability the Directors shall be sole judge), the Directors shall name the successor of such member.

12.02 NOTICE TO TRUSTEE

         The Employer shall give written notice to the Trustee of the names of the members of the Committee promptly after appointment of the Committee and immediately after each change in membership of the Committee. The Trustee shall not be deemed to be on notice of any change in membership of the Committee unless so notified.

12.03 PROCEDURE

         The Committee shall act by agreement of a majority of its members either by vote at a meeting or in writing without a meeting. By such action it may authorize one or more of its members to execute documents on its behalf and direct the Trustee in the performance of its duties. The Trustee, upon written notification of such authorization, shall accept and rely upon such documents and directions until notified in writing that the authorization has been revoked or changed by the Committee. Subject to the provisions of this Article, a member of the Committee who is also a Participant shall not vote or act upon any matter directly affecting any of his benefits under the Plan. In the event of a deadlock or other situation which prevents agreement of a majority of the Committee members, the matter shall be decided by the Directors.

12.04 POWERS AND DUTIES

         The Committee shall have the power and duty to do all things necessary or convenient to effect the intent and purposes of this Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein. Not in limitation, but in amplification of the foregoing, the Committee shall have power to:

                  (1) Provide rules and regulations for the administration of the Plan, and, from time to time, to amend or supplement such rules and regulations.

                  (2) Construe the Plan and Trust Agreement, which construction shall be final and binding.

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                                    Page 51

                  (3) Correct any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to carry the Plan into effect.

                  (4) Determine all questions that may arise under the Plan including directions to and questions submitted by the Trustee on all matters necessary for it to properly discharge its powers and duties.

                  (5) Delegate to such other parities as are appropriate pursuant to ERISA all or any part of the responsibilities specifically required of the Committee under the terms of the Plan or Trust Agreement.

12.05 FINALITY OF ACTION

         Except as provided in Section 12.06, the acts and determinations of the Committee within the powers conferred by the Plan shall be final and conclusive for all purposes of the Plan and Trust Agreement. The Employer, Employees, Participants, Beneficiaries, Trustee and all others having any interest under the Plan shall be bound thereby.

12.06 CLAIMS PROCEDURES

         Each Participant (or Beneficiary) may make applications to receive a benefit under the Plan by filing such form as the Committee prescribes. Within 60 days of the date that the application is received, the Committee will inform the Participant (or Beneficiary), in writing, of the amount of benefit due, if any, or of the denial of the claim for benefit.

         Any denial of a claim for benefit will include a statement of the reasons for the denial, specific references to Plan provisions on which the denial is based, a description of any additional information the Committee needs to make a decision under the Plan, an explanation of why such information ins necessary and an explanation of the Plan's claims procedure.

         Within 90 days of the expiration of such 60 day period, the Participant (or Beneficiary) because of denial, inaction or otherwise, may request, in writing, that his application for a benefit be reviewed.

         Within 30 days of receipt of a request for review, the Committee will schedule a date to review the application and will notify the Participant (or Beneficiary), in writing, of such date at least seven days before the date of the review. The Participant (or Beneficiary) may, prior to the date of the review, inspect all documents and records pertaining to his claim for benefit and may submit issues and comments, in writing, to the Committee.

         Within 60 days after receiving the request for a review, and after the date of the review, the Committee will submit to the Participant (or Beneficiary), in writing, a statement of their decision and their reasons for arriving at such decision. After such statement has been given, the action of the Committee shall be final and conclusive and shall not be subject to further appeal or review.

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                                    Page 52

         The Committee may extend, in writing, for a period not to exceed 60 days, for reasonable cause, the time which the Participant (or Beneficiary) has to comply with any of the provisions of this Section.

         Where a Participant (or Beneficiary) does not comply with the provisions of this Section within the time prescribed (including extensions), the action of the Committee shall then be final and conclusive and shall not be subject to further appeal or review.

         Any action to be taken by a Participant (or Beneficiary) pursuant to this Section may be taken by a representative designated by such Participant (or Beneficiary) to act for him or to assist him.

12.07 CHAIRMAN, SECRETARY AND OTHERS

         The Committee shall appoint a chairman who shall be a member of the Committee, a secretary who may, but need not, be a member of the Committee, and such advisors, agents and representatives as it shall deem advisable.

12.08 LIABILITY

         No fiduciary shall be directly or indirectly responsible or under any liability so long as:

                  (1) he shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use the conduct of an enterprise of a like character and with like aims; and

                  (2) he did not knowingly conceal a breach of duty of any other fiduciary.

         The Employer shall indemnify each member or former member of the Committee against any and all expenses and liabilities arising out of his own membership on the Committee, except expenses and liabilities arising out of his own fraud, willful misconduct or breach of his responsibilities under this Section.

         The fact that any member of the Committee is a director, officer, employee, or a Participant shall not disqualify him from doing any act or thing which the Plan authorizes or requires him to do as a member of such Committee (except as otherwise provided in Section 12.03 with respect to a member who is a Participant or a former Participant) or render him accountable for any allowance, distribution or other profit or advantage received by him.

12.09 COMPENSATION AND EXPENSES

         The members of the Committee shall be entitled to receive their reasonable expenses incurred in administering the Plan. Any such compensation and expenses and actuarial fees and other expenses with respect to the Plan shall be paid by the Employer (in addition to its contributions under the Plan). However, the Employer may, in its discretion, determine that all or part thereof shall be payable out of the Trust Fund, in which case the Employer shall so direct the Committee and the Committee, in turn, shall so direct the Trustee.

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                                    Page 53

12.10 INFORMATION FURNISHED TO COMMITTEE

         The Employer shall furnish to the Committee, in writing, such information as the Committee may request in the exercise of its powers and duties in the administration of the Plan. Such information may include, but not necessarily be limited to: names of Employees, their compensation, dates of birth, employment, termination of employment, retirement or death.

12.11 EXAMINATION BY PARTICIPANTS

         The Committee shall make available to each Participant for examination a copy of the Plan and such of its records or copies thereof as may pertain to any benefits of such Participant under the Plan.

12.12 NONDISCRIMINATORY ACTION

         In the exercise of any power or discretion under the Plan or Trust Agreement, the Committee shall not take any action or direct the Trustee to take any action with respect to any of the rights, benefits or obligations of Employees under the Plan which would be discriminatory in favor of Employees who are officers, shareholders, or highly compensated as between such Employees and other Employees in substantially similar situations or under substantially similar sets of facts.

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                                    Page 54

                                  ARTICLE XIII
                                  MISCELLANEOUS


13.01 PARTICIPANT'S RIGHTS

         Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund or account, nor any distributions hereunder, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer or an Adopting Employer, or any officer or Employee thereof, or the Trustee, or the Plan Administrator except as herein provided. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected thereby.

13.02 ASSIGNMENT OR ALIENATION OF BENEFITS

         No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order or any domestic relations order entered before January 1, 1985. For purposes of this Section 13.02, "Qualified Domestic Relations Order" means any domestic relations order which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant, and which otherwise meets the requirements of Section 414(p) of the Code.

         As soon as practical after receipt of a domestic relations order, the Plan Administrator shall determine whether it is a Qualified Domestic Relations Order. If the domestic relations order is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall be permitted, in accordance with rules and regulations promulgated by the Internal Revenue Service and the rules and regulations established by the Plan Administrator, to direct the Trustee to make an immediate distribution to the alternate payee (i) if the amount is less than $5,000, (ii) as provided in any such Order, or (iii) as elected by the alternate payee. Such distribution shall be permitted regardless of the age or employment of the Participant and regardless of whether the Participant is otherwise entitled to a distribution.

13.03 REVERSION OF FUNDS TO EMPLOYER

         All Employer Contributions are conditioned upon their deductibility pursuant to Section 404 of the Code. The Employer or an Adopting Employer shall not directly or indirectly receive any refund on contributions made to the Trust Fund except in the following circumstances:

                  (a) The contribution was made by reason of a mistake of fact,

                  (b) The deduction for such contribution is disallowed, or

                  (c) The initial qualification of the Plan is denied under the Code.

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                                    Page 55

         Earnings attributable to any contribution subject to refund shall not be refunded. The amount subject to refund shall be reduced by any loss attributable thereto, and by any amount which would cause the individual account of any Participant to be reduced to less than the balance which would have been in the account had the contribution subject to refund not been made. The return of the contribution shall be made within one year of the mistaken payment, the disallowance of deduction (to the extent disallowed) or the denial of qualification, as the case may be.

         Except as provided above, under no circumstances shall any amount of the principal or income of the Trust Fund be used for or diverted to the Employer or be used for or diverted to purposes other than the exclusive benefit of Participants, former Participants, and their beneficiaries.

13.04 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

13.05 THIRD PARTY IMMUNITY

         No third party, including but not limited to life insurance companies and regulated investment companies, shall be deemed to be a party to the Plan for any purpose or to be responsible for the validity of the Plan; nor shall such third party be required to take cognizance of the Trustee or of the Plan Administrator hereunder, nor shall such third party be responsible to see that any action of the Trustee or the Plan Administrator is authorized by the terms of the Plan. Any such third party shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee or the Plan Administrator, as the case may be, or for any change made or action taken by such third party upon such direction; and no such third party shall be obligated to see to the distribution or further application of any monies so paid by such third party.

13.06 RIGHTS OF THE EMPLOYER AND DELEGATION OF AUTHORITY BY THE EMPLOYER

         Whenever the Employer, under the terms of the Plan, is permitted or required to do or perform any act or matter or thing, it shall be done and performed by any officer, except the decision to terminate or discontinue contributions to the Plan, which is specifically reserved to the Directors. Further, the Directors may take action with respect to the Plan which shall supersede and be paramount to any right to act delegated to an officer. Any action taken by an officer with respect to this Plan shall be by amendment to this Plan written and executed in a style and format similar to that of this Plan, or may under appropriate circumstances be by correspondence directed to the Trustee, or employee or agent which or who is acting in an administrative capacity.

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                                    Page 56

         Any action reserved to the Directors or any specific action taken by the Directors with respect to this Plan shall be by resolution in accordance with its Articles of Incorporation and related rules, bylaws and procedures.

13.07 ALLOCATION OF RESPONSIBILITIES

         None of the allocated responsibilities or any other responsibilities shall be shared by any two or more Named Fiduciaries unless such sharing is provided by a specific provision of the Plan. Whenever one Named Fiduciary is required to follow the directions of another Named Fiduciary, the responsibility shall be that of the Named Fiduciary giving the directions.

13.08 CONSTRUCTION OF PLAN

         To the extent not in conflict with the provisions of ERISA, all questions of interpretation of the Plan shall be governed by the laws of the state of Ohio.

13.09 GENDER AND NUMBER

         Wherever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

13.10 HEADINGS

         Headings of sections are for general information only, and the Plan is not to be construed by reference thereto.

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                                    Page 57

Executed at Defiance, Ohio this ______ day of _________, 19____.



                                           RURBAN FINANCIAL CORP.



Witness                                    By:
       ------------------------------         ------------------------------


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                                    Page 58

                                        INDEX
                                                                              PAGE
                                                                             NUMBER
ARTICLE I                  DEFINITIONS                                         2

    1.01                   Acquired Subsidiary                                 2
    1.02                   Act                                                 2
    1.03                   Annual Compensation                                 2
    1.04                   Break in Service                                    2
    1.05                   Code                                                3
    1.06                   Committee                                           3
    1.07                   Company                                             3
    1.08                   Directors                                           3
    1.09                   Disability Retirement Date                          3
    1.10                   Distribution Date                                   3
    1.11                   Early Retirement                                    3
    1.12                   Early Retirement Date                               3
    1.13                   Employee                                            3
    1.14                   Employer or Participating Employer                  3
    1.15                   Entry Date                                          4
    1.16                   ERISA                                               4
    1.17                   ESOP                                                4
    1.18                   Hour of Service                                     4
    1.19                   Leased Employee                                     5
    1.20                   Named Fiduciary                                     5
    1.21                   Normal Retirement Age                               6
    1.22                   Normal Retirement Date                              6
    1.23                   Participant                                         6
    1.24                   Permanent and Total Disability                      6
    1.25                   Plan                                                6
    1.26                   Plan Administrator                                  6
    1.27                   Plan Year                                           6
    1.28                   Qualified Election                                  6
    1.29                   Qualifying Employer Securities                      7
    1.30                   Trustee                                             7
    1.31                   Trust Agreement                                     7
    1.32                   Trust Fund                                          7
    1.33                   Year of Service                                     7

--------------------------------------------------------------------------------
                                    Page 59

                                                                              PAGE
                                                                             NUMBER
ARTICLE II                 ELIGIBILITY                                        9

    2.01                   Eligibility                                        9
    2.02                   Eligibility Upon Re-Employment                     9


ARTICLE III                CONTRIBUTIONS                                     10

    3.01                   Employer Contributions                            10
    3.02                   Rollover Contributions                            11
    3.03                   Time for Payment of Contributions                 11


ARTICLE IV                 ALLOCATIONS                                       12

    4.01                   Participant Accounts                              12
    4.02                   Annual Allocations                                13
    4.03                   Dividends                                         14
    4.04                   Annual Report to Participants                     14


ARTICLE V                  BENEFITS TO PARTICIPANTS                          15

    5.01                   Upon Retirement or Disability                     15
    5.02                   Upon Death                                        15
    5.03                   Upon Termination of Employment                    16
    5.04                   Location of Participant or Beneficiary Unknown    18
    5.05                   Certification by Plan Administrator               18


ARTICLE VI                 DISTRIBUTIONS                                     19

    6.01                   Method and Medium of Payment                      19
    6.02                   Commencement of Benefits                          19
    6.03                   Special ESOP Distribution Requirements            20
    6.04                   Mandatory Commencement of Benefits                22
    6.05                   Distributions After Death of a Participant        23
    6.06                   Installments and Deferred Distributions           24

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                                    Page 60

                                                                              PAGE
                                                                             NUMBER
    6.07                   Distributions of Excess Deferrals                  24
    6.08                   Restrictions on Distributions of Compensation
                              Deferral Contributions                          25
    6.09                   Right to Have Accounts Transferred                 25
    6.10                   Direct Plan to Plan Transfers                      25


ARTICLE VII                LIMITATIONS ON CONTRIBUTIONS AND BENEFITS          27

    7.01                   Limitation of Benefits                             27
    7.02                   Definitions                                        30
    7.03                   Nondiscrimination Requirements for Compensation
                              Deferral Contributions                          32
    7.04                   Nondiscrimination Requirements for Matching
                              Contributions                                   34
    7.05                   Multiple Use of Alternative Test                   35

ARTICLE VIII               TOP HEAVY PROVISIONS                               38

    8.01                   Definitions                                        38
    8.02                   Determination of Top Heavy Status                  39
    8.03                   Combination of Defined Benefit & Defined
                              Contribution Plan                               40
    8.04                   Minimum Contribution                               40
    8.05                   Minimum Vesting                                    40


ARTICLE IX                 SPECIAL ESOP REQUIREMENTS                          42

    9.01                   Voting Employer Stock                              42
    9.02                   Appraisal of Employer Stock                        42
    9.03                   Diversification of Investments                     42
    9.04                   Right of First Refusal                             43
    9.05                   Redemption of Employer Stock - Put Option          44
    9.06                   Dividends                                          45
    9.07                   Nonterminable Rights                               45
    9.08                   Valuation of the Fund                              45
    9.09                   Additional Requirements                            45

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                                    Page 61

                                                                              PAGE
                                                                             NUMBER
ARTICLE X                  EXEMPT LOAN                                        47

  10.01                    Definition of Exempt Loan                          47
  10.02                    Requirements for an Exempt Loan                    47


ARTICLE XI                 AMENDMENT OR TERMINATION                           49

  11.01                    Amendment                                          49
  11.02                    Plan Termination or Discontinuance of
                              Contributions                                   49
  11.03                    Merger, Consolidation or Transfer of Assets        50


ARTICLE XII                ADMINISTRATIVE COMMITTEE                           51

  12.01                    Appointment, Resignation, Removal                  51
  12.02                    Notice to Trustee                                  51
  12.03                    Procedure                                          51
  12.04                    Powers and Duties                                  51
  12.05                    Finality of Action                                 52
  12.06                    Claims Procedures                                  52
  12.07                    Chairman, Secretary and Others                     53
  12.08                    Liability                                          53
  12.09                    Compensation and Expenses                          53
  12.10                    Information Furnished to Committee                 54
  12.11                    Examination by Participants                        54
  12.12                    Nondiscriminatory Action                           54


ARTICLE XIII               MISCELLANEOUS                                      55

  13.01                    Participant's Rights                               55
  13.02                    Assignment or Alienation of Benefits               55
  13.03                    Reversion of Funds to Employer                     55
  13.04                    Uniformed Services Employment and Reemployment
                              Rights Act of 1994                              56
  13.05                    Third Party Immunity                               56

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                                    Page 62

                                                                              PAGE
                                                                             NUMBER
  13.06                    Rights of the Employer and Delegation of
                              Authority by the Employer                       56
  13.07                    Allocation of Responsibilities                     57
  13.08                    Construction of Plan                               57
  13.09                    Gender and Number                                  57
  13.10                    Headings                                           57

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                                    Page 63

                                   APPENDIX A


PARTICIPATING EMPLOYERS
-----------------------

The State Bank and Trust Company

The Peoples Banking Company

Rurbanc Data Services, Inc.

The Citizens Savings Bank Company

The First National Bank of Ottawa

Rurban Mortgage Company

Rurban Financial Corp.

Reliance Financial Services, N.A.

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                                    Page 64